UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2023
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LegalZoom.com, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-35618	95-4752856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Brand Boulevard, 11th Floor Glendale, California	91203
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (323) 962-8600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LZ	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
LegalZoom.com, Inc. (the “Company”) identified an error within its income tax provision relating to the identification of named executive officers subject to limitation on the deductibility of executive compensation under Internal Revenue Code Section 162(m) (“Section 162(m)”). As a result of this error, deferred tax assets as of March 31, 2022 were understated and the provision for income taxes for the three months then ended was overstated by $3.9 million, reflecting a discrete impact of $2.4 million and a $1.5 million impact of the error in the annual effective tax rate. The correction of this error will reduce the Company’s net loss for the quarter ended March 31, 2022 (“Q1 2022”).
As a result, on February 16, 2023, management and the Audit Committee of the Board of Directors (“Audit Committee”) concluded that the previously issued unaudited condensed consolidated financial statements (the “quarterly financial statements”) of the Company as of and for Q1 2022 included in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 16, 2022 (the “Q1 2022 Form 10-Q”) were materially misstated. As a result, the quarterly financial statements included in the Q1 2022 Form 10-Q require restatement and should no longer be relied upon. In addition, any previously issued or filed earnings releases, investor presentations or other communications describing the Company’s quarterly financial statements and other related financial information covering Q1 2022 should no longer be relied upon.
The impact of the restatement and the other immaterial revisions described below will reduce net loss by $4.9 million for Q1 2022. The restatement of the quarterly financial statements does not impact the Company’s reported cash flows or its cash position.
In addition, the error also had the impact of understating the income tax benefit for the three months ended June 30, 2022 (“Q2 2022”) and overstating the income tax benefit for the three months ended September 30, 2022 (“Q3 2022”). However, management has concluded that the impact of the tax error in each of Q2 2022 and Q3 2022 was not material. Accordingly, the Company will revise its unaudited condensed consolidated financial statements for the three and six months ended June 30, 2022 and the three and nine months ended September 30, 2022 to correct these errors in the income tax provision.
In connection with the Q1 2022 restatement and the Q2 2022 and Q3 2022 revisions, the Company will also correct for other previously identified immaterial errors related to revenue, costs of revenue, sales and marketing expenses, accounts receivable, prepaid expenses and other current assets, accrued expenses and other current liabilities, and deferred revenue.
The Company does not intend to file an amended Q1 2022 Form 10-Q. However, the Company intends to include restated financial information as of and for the three months ended March 31, 2022 within its Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”). The 2022 Form 10-K will also include revised financial information as of and for the three and six months ended June 30, 2022 and the three and nine months ended September 30, 2022. The Company is working to complete the 2022 Form 10-K, inclusive of this restated and revised financial information, as soon as practicable. The Company will effect the restatement and revisions of its 2022 unaudited condensed consolidated quarterly financial statements in connection with the future filings of its Quarterly Reports on Form 10-Q in 2023.
The Company’s management had previously concluded and disclosed that the Company’s disclosure controls and procedures were not effective at December 31, 2021, March 31, 2022, June 30, 2022 and September 30, 2022 due to the existence of material weaknesses in internal control over financial reporting. The Company’s first management report on internal control over financial reporting will be included in the 2022 Form 10-K and will give consideration to the effect of the restatement and revisions described above.
The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02(a) with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.
Item 7.01. Regulation FD Disclosure.
The restatement and revisions described above in Item 4.02(a) have no impact on the revenue and Adjusted EBITDA guidance the Company provided for the fourth quarter and full year ended December 31, 2022 as part of its November 10, 2022 earnings release and earnings call.
The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this Current Report on Form 8-K may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements include statements regarding the materiality or significance of the restatement and revisions discussed above, the quantitative effects of the restated quarterly financial statements, the timing of completion of the restatement and revisions and any anticipated conclusions of the Company, the Audit Committee or the Company’s management and the Company’s fourth quarter and fiscal 2022 guidance.
Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to, the discovery of additional information relevant to the quarterly financial statements; changes in the effects of the restatement on the Company’s financial statements or financial results; delay in the filing of the 2022 Form 10-K due to the Company’s efforts to prepare and complete the disclosures related to the restatement; the inherent limitations in internal controls over financial reporting and the other factors discussed in the section titled “Risk Factors” included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, as such risk factors may be amended, updated or superseded from time to time by the Company’s subsequent filings with the SEC. The forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company as of the date of this Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and the Company’s statements should not be read to indicate that it has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. The Company qualifies all of its forward-looking statements by these cautionary statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained in this Current Report on Form 8-K, whether as a result of any new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LegalZoom.com, Inc.

Date: February 17, 2023	By:	/s/ Noel Watson
Noel Watson
Chief Financial Officer
(Principal Financial and Accounting Officer)